Execution version

Exhibit 10.2

OPTIONS AGREEMENT

BETWEEN

IKIGAI MES, S.L.U.

AND

WUSTCO, S.L.U.

AND

ENTRAVISION COMMUNICATIONS CORPORATION

Execution version

OPTIONS AGREEMENT

In Barcelona, this 3rd day of April, 2023

BY AND BETWEEN

On one side

Entravision Communications Corporation, a company validly incorporated under the Laws of the State of Delaware (U.S.A.), with corporate address at 2425 Olympic Blvd., Suite 6000 West, Santa Monica, California 90404, United States of América and registered with the Companies Registry under number 95-4783236, as represented by Blanca Puyol Martínez-Ferrando, of legal age, a Spanish citizen, lawyer, with professional domicile at Paseo de Recoletos 37-41, holder of ID number 50856893-Y, in force (“Entravision”).

On the other side

IKIGAI MES, S.L.U., a company validly incorporated under the Laws of Spain with corporate address at Barcelona (08032), calle Llobregós nº 175-189, 5º 2ª, registered at the Commercial Registry of Barcelona, and with Tax ID Code number B-16892911, as represented by Mr. Marc Elena Soler, holder of National Identity Card number _, in his capacity as sole director by virtue of the incorporation public deed executed before the Public Notary of Barcelona, Mr. Emilio Roselló Carrión, on 15 September 2021, under number 3085 of his official records (“Ikigai”).

WUSTCO, S.L.U., a company validly incorporated under the Laws of Spain with corporate address at Barcelona (08005), calle Pere IV nº92, registered at the Commercial Registry of Barcelona, and with Tax ID Code number B-67574947, as represented by Mr. Otto Christof Wüst Acedo, holder of National Identity Card number _, in his capacity as sole director by virtue of the incorporation public deed executed before the Public Notary of Barcelona, Mr. Emilio Roselló Carrión, on 15 January 2020, under number 85 of his official records (“Wustco”).

Ikigai and Wustco shall be jointly referred to as the “Founders”.

Hereinafter, Entravision and the Founders shall be jointly referred to as the “Parties”.

Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

RECITALS

I.
Whereas immediately prior to the Closing, Onnbo Ventures, S.L. (“Onnbo”) and the Founders are the registered legal owners of 100% of the issued and outstanding shares (participaciones sociales) of Adsmurai, S.L., a company validly incorporated under the Laws of Spain with corporate address at Paseo de Gracia 40, pl. 4ª, 08007 Barcelona, registered at the Commercial Registry of Barcelona, and with Tax ID Code number B-66216482 (together with any future, direct or indirect, subsidiary, “Adsmurai” or the “Company”), in the amount and with the numbering detailed on Exhibit I (collectively, the “Shares”), pursuant to the titles of ownership detailed in said Exhibit I.

Execution version

II.
Whereas on this date, Onnbo, as seller, and Entravision, as buyer, have executed a share purchase agreement (the “Purchase Agreement”), pursuant to which Onnbo has sold to Entravision, and Entravision has purchased from Onnbo, in aggregate 51% of the Shares (the “Sale Shares”). Payment of the Sale Shares has been made by means of a payment in kind of a loan (principal amount plus any accrued interests) granted by Entravision to Onnbo on 5 August 2022. After the transfer of the Sale Shares, the share capital of Adsmurai is detailed in Exhibit II.
III.
Whereas on this date, and simultaneously with the execution of this Agreement and as a single transaction, the Parties have signed a shareholders’ agreement (the “Shareholders Agreement”) by virtue of which Entravision and the Founders regulating their relationships as shareholders of the Company.
IV.
Whereas on this date, and simultaneously with the execution of this Agreement and as a single transaction, the Parties have signed a credit line agreement (the “Credit Line Agreement”) by virtue of which Entravision has granted to the Founders a financing of an initial amount of 7,355,000 Euros and an additional amount to be determined based on certain parameters described in the Credit Line Agreement (the “Credit Amount”).
V.
Whereas, as part of the Purchase Agreement, the Parties are executing and delivering this Agreement on the Closing Date in order to provide for put and call options in relation to all (or a portion) of the Shares owned or held by the Founders (or any of their Affiliates, where applicable) at the time any of such options are exercised (the “Option Shares”) on the terms and subject to the conditions set forth herein.
VI.
The Founders desire to have the right to put to Entravision, and Entravision desires to, in the event that such put right is exercised, become obligated to purchase from the Founders, the Option Shares on the terms and subject to the conditions set forth herein.
VII.
Entravision desires to have the right to call from the Founders, and the Founders desire to become obligated to in the event that such call right is exercised, sell to Entravision, the Option Shares on the terms and subject to the conditions set forth herein.
VIII.
Whereas the Founders are interested in executing the acquisition of Adsplanning, S.L.U. or its business (“Skyrocket”) hereinafter referred to as the “Skyrocket Acquisition” (as defined in the Purchase Agreement), by virtue of which a share purchase agreement or the business unit purchase agreement may be signed between the Company and Adsplanning, S.L.U., subject to Entravision’s consent.

In consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Definitions and Interpretive Matters.
(a)
Capitalized terms used in this Agreement and not otherwise defined herein have the meanings ascribed to such terms in the Purchase Agreement. For purposes of this Agreement, the following terms shall have the meanings specified in this Clause 1:

“Applicable Distribution Period” means the First Distribution Period and each Subsequent Distribution Period, as applicable.

Execution version

“2022 EBITDA” means EBITDA for calendar year 2022, excluding EBITDA Skyrocket for calendar year 2022.

“2023 EBITDA” means EBITDA for calendar year 2023, excluding EBITDA Skyrocket for calendar year 2023.

“2024 EBITDA” means EBITDA for calendar year 2024, excluding EBITDA Skyrocket for calendar year 2024.

“2025 EBITDA” means EBITDA for calendar year 2025, excluding EBITDA Skyrocket for calendar year 2025.

“Accelerated Put Option Measurement Period” means the 12-month period ending on the last day of the most recently-concluded financial quarter (i.e., March 31, June 30, September 30 or December 31) preceding delivery of the Accelerated Put Option Exercise Notice.

“Accelerated Put Option Multiple” with respect to the Accelerated Put Option Right, the following multiple:

(i) If the Accelerated Put Option Measurement Period EBITDA applicable to the exercise of an Accelerated Put Option Right is >30% over the EBITDA (excluding EBITDA Skyrocket) for the immediately preceding T4Q period, the multiple will be 13x.

(ii) If the Accelerated Put Option Measurement Period EBITDA applicable to the exercise of an Accelerated Put Option Right is >20% and < 30% over the EBITDA (excluding EBITDA Skyrocket) for the immediately preceding T4Q period, the multiple will be 11x.

(iii) If the Accelerated Put Option Measurement Period EBITDA applicable to the exercise of an Accelerated Put Option Right is >10% and < 20% over the EBITDA (excluding EBITDA Skyrocket) for the immediately preceding T4Q period, the multiple will be 9x.

(iv) If the Accelerated Put Option Measurement Period EBITDA applicable to the exercise of an Accelerated Put Option Right is < 10% over the EBITDA (excluding EBITDA Skyrocket) for the immediately preceding T4Q period, the multiple will be 6x.

nevertheless, if EBITDA (excluding EBITDA Skyrocket) grew at a compound annual growth rate equal or higher than 25% over the period comprising January 1, 2022 and concluding the last day of the T4Q immediately preceding delivery of the applicable notice, of the year ending the Accelerated Put Option Measurement Period, then the multiple will be 13x; and if grew at a compound annual growth rate equal or higher than 20% and lower than 25% then the multiple will be 11x; and if grew at a compound annual growth rate equal or higher than 15% and lower than 20%, then the multiple will be 9x (in all event, provided that the applicable multiple provided in (i) or (ii) above is not higher).

“Accelerated Put Option Measurement Period EBITDA” means the EBITDA for the Accelerated Put Option Measurement Period, excluding EBITDA Skyrocket for the Accelerated Put Option Measurement Period, with a minimum EBITDA equal to the sum of: (i) 2022 EBITDA, plus (ii) €500,000.

“Accelerated Put Option Measurement Period Skyrocket EBITDA” means the EBITDA Skyrocket for the Accelerated Put Option Measurement Period.

Execution version

“Affiliate” means, with respect to any Person, any Person that directly or indirectly controls, is controlled by or is under common control with, any such Person. The term “Affiliate” also includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, of such Person.

“Annual Accelerated Put Option Measurement Period” means the immediately prior calendar year in which the Accelerated Put Option Exercise Notice is delivered.

“Annual Accelerated Put Option Multiple”: with respect to the Annual Accelerated Put Option Right, the following multiple:

(i)
If the Annual Accelerated Put Option Measurement Period EBITDA applicable to the exercise of an Annual Accelerated Put Option Right is >30% over the EBITDA (excluding EBITDA Skyrocket) for the immediately preceding T4Q period, the multiple will be 13x.

(ii) If the Annual Accelerated Put Option Measurement Period EBITDA applicable to the exercise of an Annual Accelerated Put Option Right is >20% and < 30% over the EBITDA (excluding EBITDA Skyrocket) for the immediately preceding T4Q period, the multiple will be 11x.

(iii) If the Annual Accelerated Put Option Measurement Period EBITDA applicable to the exercise of an Annual Accelerated Put Option Right is >10% and < 20% over the EBITDA (excluding EBITDA Skyrocket) for the immediately preceding T4Q period, the multiple will be 9x.

(iv) If the Annual Accelerated Put Option Measurement Period EBITDA applicable to the exercise of an Annual Accelerated Put Option Right is < 10% over the EBITDA (excluding EBITDA Skyrocket) for the immediately preceding T4Q period, the multiple will be 6x.

nevertheless, if EBITDA (excluding EBITDA Skyrocket) grew at a compound annual growth rate equal or higher than 25% over the period comprising beginning with January 1, 2022 and concluding the last day of the T4Q immediately preceding delivery of the applicable notice, of the year ending the Annual Accelerated Put Option Measurement Period, then the multiple will be 13x; and if grew at a compound annual growth rate equal or higher than 20% and lower than 25% then the multiple will be 11x; and if grew at a compound annual growth rate equal or higher than 15% and lower than 20%, then the multiple will be 9x (in all event, provided that the applicable multiple provided in (i) or (ii) above is not higher).

“Annual Accelerated Put Option Measurement Period EBITDA” means the EBITDA for the Annual Accelerated Put Option Measurement Period, excluding EBITDA Skyrocket for the Annual Accelerated Put Option Measurement Period, with a minimum EBITDA equal to the sum of: (i) 2022 EBITDA, plus (ii) €500,000.

“Annual Accelerated Put Option Measurement Period Skyrocket EBITDA” means the EBITDA Skyrocket for the Annual Accelerated Put Option Measurement Period.

“Annual Budget” has the meaning set forth in Clause 6.3 of the Shareholders’ Agreement.

“Arbitration Firm” means PricewaterhouseCoopers, or if such firm is unable or unwilling to act in such capacity, the Arbitration Firm will be such “Big 4” accounting firm in Spain selected by agreement of Entravision and the Founders Representative, provided that Entravision and the Founders Representative agree that such firm shall not have any material commercial or professional relationship with any of the Parties hereto.

Execution version

“Business” means the business of developing, operating, providing, marketing and/or selling Company Products and Services by the Company or any successor entity(ies) or business unit, as applicable.

“Call Option Measurement Period” means the 12-month period ending on the last day of the most recently-concluded financial quarter (i.e., March 31, June 30, September 30 or December 31) preceding the delivery of the Call Option Exercise Notice.

“Cause” means the termination of an employee’s employment (or an independent contractor’s or management services) with the Company, the Buyer or its respective Affiliates for: (i) such person’s continued failure to substantially perform his or her job duties and responsibilities, provided that written notice is provided to them and the performance problem is not satisfactorily cured within 30 days; (ii) such person commits a violation of a policy of the Company or its Affiliates, that is actually harmful to the Company, or its Affiliates (iii) such person’s serious misconduct which is actually harmful to the Company, Buyer or its Affiliates, including but not limited to the misappropriation of trade secrets, theft, fraud or embezzlement or conduct that would constitute grounds for harassment, (iv) such person is convicted of, or pleads nolo contendre to, a felony involving dishonesty, breach of trust or physical harm to any person.

“COGS” (i.e., “Cost of Goods Sold”) means the costs that are directly related to creating or providing the Company Products and Services, calculated in accordance with GAAP.

“Company Products and Services” means all products and services developed, operated, provided, marketed and/or sold by the Company.

“Distribution Payment” means an amount equal to EBITDA for an Applicable Distribution Period, less: (i) all third-party interest expenses for the Applicable Distribution Period, (ii) all Tax expenses for the Applicable Distribution Period, and (iii) all capital expenditures for the Applicable Distribution Period.

“Distribution Payment Percentage” means the percentage of capital stock of the Company held by the Founders for each Applicable Distribution Period. As an example, if the first Options Closing Date is March 31, 2024 (and the Founders sell 10%) and the Options Closing Date for the Call Option is June 30, 2027 (and the Founders sell all remaining shares), the Distribution Payment Percentage will be: (i) 49% for the Applicable Distribution Period from the Closing Date through March 31, 2024, and (ii) 39% for the Applicable Distribution Period from April 1, 2024 through June 30, 2027.

“Downward Closing Adjustment Amount” means 2022 EBITDA, multiplied by 13.0x multiplied by 51%, less 16,350,000 Euros (€12.35M + €4M).

“EBITDA” means the consolidated amount in Euros equal to (i) Net Revenue for an applicable period, minus (ii) the Expenses for an applicable period, in each case calculated in accordance with GAAP, of all Group Companies (as such term is defined in the Shareholders Agreement), except specifically provided otherwise in this Agreement.

“EBITDA Skyrocket” means the EBITDA corresponding to Skyrocket.

“Expenses” means the expenses of the Business related to the development, provision, marketing, sale and other operations related to the Company Products and Services during an applicable period, as determined in accordance with GAAP, and subject to the terms of this Agreement. Without limiting the generality of the foregoing, “Expenses” will include the following costs, fees and expenses:

Execution version

(i)
COGS; and
(ii)
the following operating expenses, without duplication:
(1)
travel and entertainment (and related) expenses;
(2)
expenses relating to marketing and public relations related to Company Products and Services;
(3)
all rent and other payments pursuant to leases for real estate;
(4)
all legal expenses and fees incurred or accrued by the Business;
(5)
all expenses and fees incurred or accrued relating to human resources and other administrative and operational expenses related to the Business;
(6)
any costs, Taxes or expenses associated with severance paid to terminated employees;
(7)
all technology and IT expenses, including related to the research, development or deployment of any Company Products and Services, but excluding any such expenses that are capitalized in accordance with GAAP;
(8)
all foreign currency transaction gains and losses with respect to the Business, excluding foreign currency translation gains and losses that are classified as other comprehensive income in accordance with GAAP;
(9)
all selling, general, and administrative expenses related to the Business; and
(10)
all expenses actually incurred for items identified in the Annual Budget of the Company relating to accounting, bookkeeping and financial reporting with respect to the operation of the Business, including the Chief Financial Officer of the Company and the financial and accounting staff (unless such expenses are incurred for compliance of Entravision’s bookkeeping and financial reporting requirements or unless persons are employees of Entravision or any of its Affiliates other than the Company and its Subsidiaries or designated as Employees of the Company unilaterally by Entravision or by Entravision’s directors and officers in the Company).

Notwithstanding anything in the foregoing to the contrary, the following will be excluded from Expenses during an applicable period: (a) all third-party interest expenses, (b) all income Tax expenses, (c) all depreciation and amortization expenses and impairment of assets, (d) all third-party costs and expenses incurred by the Company as a result of or in connection with Entravision’s public company filing and/or other regulatory compliance obligations, including without limitation any auditing, legal, or Sarbanes-Oxley Act compliance costs or personnel employed by the Company for such purposes (unless otherwise agreed), (e) any allocations or expenses relating to Entravision’s designated employees whether employed or not by the Company, (f) any costs and expenses of the Business not foreseen in the Annual Budget but incurred as a result of a direct and individual decision of Entravision, Entravision’s unilaterally designated employees in the Company or Company’s Board of Directors without the approval of the Founders, (g) all Employee Payments (as such term is defined in the Purchase Agreement) made by the Group Companies to its directors, officers, employees and consultants under the Phantom Shares Agreements (as such term is defined in the Purchase Agreement) currently in force in the Group Companies

Execution version

and any other monetary bonuses paid to Group Companies’ Employees prior to Closing (h) all payments made under the Skyrocket Acquisition to the seller of Skyrocket (i) expenses that are (1) actually incurred during an applicable period, (2) identified as an expense to be excluded from Expenses pursuant to the Annual Budget, and (3) approved by the Board to be excluded from Expenses, related to the following: any extraordinary item, any merger or acquisition by the Company of another business, restructuring by the Company or incurred in the development of or launch of new lines of business.

In addition, the Parties will periodically evaluate whether any amounts that constitute Expenses can be treated as capital expenditures, in accordance with GAAP. In the event Entravision accounts for any amounts that would constitute Expenses as capital expenditures, in accordance with GAAP (such amounts referred to as “Capital Expenditures”), such Capital Expenditures will be excluded from the calculation of Expenses during an applicable period, up to the following maximum amount:

(i)
with respect to calculation of 2022 EBITDA, no more than 40% of the amount of 2022 EBITDA (as calculated prior to any deduction of Capital Expenditures);

(ii)
with respect to calculation of 2023 EBITDA, no more than 35% of the amount of 2023 EBITDA (as calculated prior to any deduction of Capital Expenditures);

(iii)
with respect to calculation of 2024 EBITDA, no more than 35% of the amount of 2024 EBITDA (as calculated prior to any deduction of Capital Expenditures);

(iv)
with respect to calculation of 2025 EBITDA, no more than 30% of the amount of 2025 EBITDA (as calculated prior to any deduction of Capital Expenditures);

provided, that for the purpose of calculating the foregoing limitation on Capital Expenditures the calculation of 2022 EBITDA in point (i) above will not include EBITDA relating to Skyrocket.

“First Distribution Period” means the period of time between the Closing and the conclusion of the Relevant Measurement Period associated with the initial Options Closing Date that occurs under this Agreement.

“Founder Pro Rata Percentage” means the percentage determined by dividing (i) the then total number of shares of capital stock of Adsmurai held by the applicable Founder by (ii) the total number of issued and outstanding shares of capital stock of the Company.

“Founder Termination” means either (i) the termination by the Company without Cause of Mr. Marc Elena Soler or Mr. Otto Christof Wüst Acedo (or its respective holding companies, if applicable) from any of their positions in the Company, or (ii) the occurrence of any of the following events

Execution version

which leads to a communication of any Founder to tender his resignation from his position in the Company: (a) the removal by Entravision of any of the Founders from their positions as board members (consejeros) or Key Managers (as such term is defined in the Shareholders’ Agreement); (b) the approval of the Annual Budget or any material amendments to the current Annual Budget without the vote in favor or consent of at least one of the directors appointed by the Founders; or (c) any action by Entravision, or its representatives or directors appointed in the Company that is materially changing the nature of the Business of the Company or its historical accounting principles as of the date hereof without the written consent of the Founders (a “Terminated Founder”).

“GAAP” means the accounting principles and standards generally accepted in Spain under current applicable law.

“Net Revenue” means, with respect to an applicable period, an amount equal to (i) gross revenue generated from the sale of Company Products and Services to third parties, less (ii) third party advertising agency commissions, less (iii) ordinary adjustments for under delivery; in each case of (i), (ii), and (iii) calculated in accordance with GAAP.

“Options Closing Date” means the First Put Option Closing Date, the Second Put Option Closing Date, the Call Option Closing Date, the Third Put Option Closing Date, the Accelerated Put Option Closing Date and/or the Annual Accelerated Put Option Closing Date.

“Option Floor” means 13 multiplied by the sum of: (i) 2022 EBITDA, plus (ii) €500,000.

“Option Multiple”: with respect to the Call Option Right and the Third Put Option Right the following multiple:

(i) If EBITDA (excluding EBITDA Skyrocket) for T4Q immediately preceding delivery of the applicable notice is >30% over the EBITDA (excluding EBITDA Skyrocket) for the immediately preceding T4Q period, the multiple will be 13x.

(ii) If EBITDA (excluding EBITDA Skyrocket) for T4Q immediately preceding delivery of the applicable notice is >20% and < 30% over the EBITDA (excluding EBITDA Skyrocket) for the immediately preceding T4Q period, the multiple will be 11x

(iii) If EBITDA (excluding EBITDA Skyrocket) for T4Q immediately preceding delivery of the applicable notice is < 20% over the EBITDA (excluding EBITDA Skyrocket) for the immediately preceding T4Q period, the multiple will be 9x nevertheless, if EBITDA (excluding EBITDA Skyrocket) grew at a compound annual growth rate equal or higher than 25% over the period comprising January 1, 2022 and concluding the last day of the T4Q immediately preceding delivery of the applicable notice, then the multiple will be 13x; and if grew at a compound annual growth rate equal or higher than 20% and lower than 25% then the multiple will be 11x; and if grew at a compound annual growth rate equal or higher than 15% and lower than 20%, then the multiple will be 9x (in all event, provided that the applicable multiple provided in (i) or (ii) above is not higher).

“Options Purchase Price” means, as applicable, the First Put Option Purchase Price, the Second Put Option Purchase Price, the Third Option Purchase Price, the Call Option Purchase Price, the Accelerated Put Option Purchase Price or the Annual Accelerated Put Option Purchase Price.

Execution version

“Prior Period EBITDA” means the EBITDA for the 12-month period ending on the last day of the most recently-concluded financial quarter (i.e., March 31, June 30, September 30 or December 31) immediately preceding the period used in calculating Accelerated Put Option Period EBITDA.

“Put/Call Percentage” means the percentage of shares of the Company determined by dividing (i) the total number of Call Option Shares, Third Put Option Shares or Annual Accelerated Put Option Shares, as applicable, to be sold to Entravision pursuant to the Call Option Right, the Third Put Option Right or the Annual Accelerated Put Option Right, as applicable, by (ii) the total number of issued and outstanding shares of capital stock of the Company.

“Put Option Rights” means the First Put Option Right, the Second Put Option Right, the Third Put Option Right, the Accelerated Put Option Right and the Annual Accelerated Put Option Right.

“Relevant Measurement Period” means, (i) in respect of the calculation of the First Put Option Purchase Price, the calendar year 2023; (ii) in respect of the calculation of the Second Put Option Purchase Price, the calendar year 2024; (iii) in respect of the calculation of the Third Put Option Purchase Price the Third Put Option Measurement Period; (iv) in respect of the calculation of the Call Option Purchase Price, the Call Option Measurement Period; (v) in respect of the calculation of the Accelerated Put Option Purchase Price, the Accelerated Put Option Measurement Period and (vi) in respect of the calculation of the Annual Accelerated Put Option Purchase Price, the Annual Accelerated Put Option Measurement Period.

“Skyrocket” means the Spanish company named Adsplanning, S.L., a company validly incorporated under the Laws of Spain with tax number B-66842980, or its business (“Skyrocket”).

“Skyrocket Maximum Amount” means €24,500,000 (representing the maximum Skyrocket Total Option Payment that Entravision shall pay to the Founders upon exercise by the Parties of all of the Put Option Rights and/or the Call Option Right provided in this Agreement that correspond to the EBITDA Skyrocket).

“Skyrocket Total Option Payment” means the sum of the First Skyrocket Option Payment, the Second Skyrocket Option Payment, the Third Skyrocket Option Payment, the Fourth Skyrocket Option Payment, the Accelerated Put Skyrocket Option Payment and the Annual Accelerated Put Skyrocket Option Payment.

“Shareholders Agreement” means the shareholders agreement executed on the date hereof by and among the Founders and Entravision, as shareholders of the Company, and the Company.

“Subsequent Distribution Period” means, after the First Distribution Period, the period of time between the conclusion of the Relevant Measurement Periods associated with an Options Closing Date that occurs under this Agreement and the conclusion of the Relevant Measurement Period for the next Options Closing Date that occurs under this Agreement.

“T4Q” (i.e., referring to “trailing four quarters”) means the 12-month period ending on the last day of the most recently-concluded financial quarter (i.e., March 31, June 30, September 30 or December 31).

“T4Q EBITDA” means the EBITDA for the applicable T4Q period, excluding EBITDA Skyrocket for the applicable T4Q period.

“T4Q Skyrocket EBITDA” means the EBITDA Skyrocket for the applicable T4Q period.

Execution version

Tax” means (a) any foreign, Spanish, state, regional or local net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, escheat, abandoned or unclaimed property, value added, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalty, addition to tax or additional amount imposed by any Law or Taxing Authority, whether disputed or not, (b) any liability for the payment of any amounts of any of the foregoing types as a result of being a member of an affiliated, consolidated, combined or unitary group, or being a party to any agreement or arrangement whereby liability for payment of such amounts was determined or taken into account with reference to the liability of any other Person, (c) any liability for the payment of any amounts as a result of being a party to any tax sharing or allocation agreements or arrangements (whether or not written) or with respect to the payment of any amounts of any of the foregoing types as a result of any express or implied obligation to indemnify any other Person and (d) any liability for the payment of any of the foregoing types as a successor, transferee or otherwise.

“Third Put Option Measurement Period” means the 12-month period ending on the last day of the most recently-concluded financial quarter (i.e., March 31, June 30, September 30 or December 31) preceding the delivery of the Third Put Option Exercise Notice.

“Valuation Statement” means in respect of each of the Put Option Rights and the Call Option Right, the statement that Entravision shall deliver to the Founders Representative setting forth the calculation in reasonable detail of all items used for such calculations of the corresponding EBITDA for the Relevant Measurement Period and based on that, its determination of Options Purchase Price as calculated in accordance with this Agreement.

(a)
Purpose of the Agreement. The purpose of this Agreement is to set forth (i) the terms and conditions agreed by the Parties, and therefore binding upon them, pursuant to which (i) Entravision is granted the Call Option Right and the Founders are granted the Put Option Rights; and (ii) certain other agreements reached by the Parties in respect of the Call Option Right and the Put Option Rights.
2.
First Put Option
(a)
During the period commencing on January 1, 2024 and ending on March 31, 2024 (such period, the “First Put Option Period”), the Founders are hereby granted the right and option, but not the obligation, to sell and transfer to Entravision (or an Affiliate of Entravision as designated by Entravision) 10% of the aggregate share capital of Adsmurai (on a pari passu basis with respect to each Founder’s ownership share, unless otherwise agreed by the Parties in writing) (the “First Put Option Shares”) (the “First Put Option Right”). The Founders agree that the Founders Representative shall be able to decide, at its sole discretion, whether or not the Founders shall exercise the First Put Option Right, for which purposes the Founders hereby grant the Founders Representative with the full power and authority to exercise the First Put Option Right on their behalf. Any decision by the Founders Representative to exercise the First Put Option Right on behalf of all the Founders shall be final and binding upon them.
(b)
The Founders may exercise the First Put Option Right by delivery from the Founders Representative of written notice of such exercise (the “First Put Option Exercise Notice”) to Entravision at any time during the First Put Option Period. Upon delivery of a First Put Option Exercise Notice in accordance with this Clause 2, Entravision (or an Affiliate of Entravision as designated by Entravision) will be obligated to purchase from the Founders, and each of the Founders will be obligated to sell and transfer to Entravision (or an Affiliate of Entravision as designated by Entravision), the First Put Option Shares for an aggregate purchase price which will be an amount equal to the following (the “First Put Option Purchase Price”):

Execution version

i.
an amount equal to 10% multiplied by: (the following product of (a) and (b) referred to as the “2023 Adsmurai Valuation”) (a) 2023 EBITDA, multiplied by (b) the following multiple:

-
If 2023 EBITDA is ≥ 30% over 2022 EBITDA, the multiple will be 13x.
-
If 2023 EBITDA is ≥ 20% and < 30% over 2022 EBITDA, the multiple will be 11x.
-
If 2023 EBITDA is ≥ 10% and < 20% over 2022 EBITDA, the multiple will be 9x.
-
If 2023 EBITDA is < 10% over 2022 EBITDA, the multiple will be 6x.

provided, however, if the 2023 Adsmurai Valuation is less than the Option Floor, then the 2023 Adsmurai Valuation will be deemed to be equal to the Option Floor;

plus

ii.
in the event the Skyrocket Acquisition has closed prior to the delivery of the First Put Option Exercise Notice, (the amount in this subsection ii. is referred to as the “First Skyrocket Option Payment”): an amount equal to (a) 10% multiplied by (b) EBITDA Skyrocket for calendar year 2023, multiplied by (c) the following multiple:

-
If EBITDA Skyrocket for calendar year 2023 is ≥ 10% over EBITDA Skyrocket for calendar year 2022, the multiple will be 9x.
-
If EBITDA Skyrocket for calendar year 2023 is < 10% over EBITDA Skyrocket for calendar year 2022, the multiple will be 6x.

provided, however, that the Skyrocket Total Option Payment will not exceed the Skyrocket Maximum Amount;

plus

iii. an amount equal to the Distribution Payment Percentage for the Applicable Distribution Period multiplied by the Distribution Payment;

plus

iv. an amount equal to 20% of the outstanding Credit Amount (together with accrued interest thereon);

less

v. the Downward Closing Adjustment Amount in the event that 2022 EBITDA is less than 2,200,000 Euros.

(c)
Within 30 calendar days following Entravision’s receipt of the First Put Option Exercise Notice, Entravision will prepare and deliver, or cause to be prepared and delivered, to the Founders Representative a written statement (the “First Put Option Valuation Statement”) setting forth (i) Entravision’s calculation of the 2023 EBITDA, (ii) 2022 EBITDA and (iii) based thereon, Entravision’s determination of the First Put Option Purchase Price; provided, however, that if Entravision has not filed its Form 10-K for the calendar year with the U.S. Securities & Exchange Commission (“SEC”) as of the date of delivery of the First Put Option Exercise Notice, then Entravision’s obligation to deliver the First Put Option Valuation Statement will be extended 30 calendar days or until 10 business days following the filing of such Form 10-K with the SEC, whichever occurs first, but no later than April 30 of each calendar year. Within 20 Business Days following the Founders Representative’s receipt of the First Put Option Valuation Statement from Entravision, the Founders Representative, on behalf of the Founders, may elect to withdraw the First Put Option Exercise Notice and not exercise the First Option Put Right by delivering written notice of such decision to Entravision (the “First Put Option Rejection Notice”).
(d)
A portion of the First Put Option Purchase Price equal to 20% of the outstanding

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Credit Amount (together with its accrued interest) will not be paid to the Founders and will instead be applied as a prepayment against the outstanding Credit Amount (together with its accrued interest) in accordance with the terms of the Credit Line Agreement.
3.
Second Put Option
(a)
During the period commencing on January 1, 2025 and ending on March 31, 2025 (such period, the “Second Put Option Period”), the Founders are hereby granted the right and option, but not the obligation, to sell and transfer to Entravision (or an Affiliate of Entravision as designated by Entravision)) 10% of the share capital of Adsmurai (on a pro rata basis with respect to each Founder’s ownership share, unless otherwise agreed by the Parties) (the “Second Put Option Shares”) (the “Second Put Option Right”). The Founders agree that the Founders Representative shall be able to decide, at its sole discretion, whether or not the Founders shall exercise the Second Put Option Right, for which purposes the Founders hereby grant the Founders Representative with the full power and authority to exercise the Second Put Option Right on their behalf. Any decision by the Founders Representative to exercise the Second Put Option Right on behalf of all the Founders shall be final and binding upon them.
(b)
The Founders may exercise the Second Put Option Right by delivery from the Founders Representative of written notice of such exercise (the “Second Put Option Exercise Notice”) to Entravision at any time during the Second Put Option Period. Upon delivery of the Second Put Option Exercise Notice in accordance with this Clause 3, Entravision (or an Affiliate of Entravision as designated by Entravision)) will be obligated to purchase from the Founders, and each of the Founders will be obligated to sell and transfer to Entravision (or an Affiliate of Entravision as designated by Entravision)), the Second Put Option Shares for an aggregate purchase price which will be an amount equal to the following: (the “Second Put Option Purchase Price”):
i.
an amount equal to 10% multiplied by: (the following product of (a) and (b) referred to as the “2024 Adsmurai Valuation”) (a) 2024 EBITDA, multiplied by (b) the following multiple:

-
If 2024 EBITDA is >30% over 2023 EBITDA, the multiple will be 13x.
-
If 2024 EBITDA is >20% and ≤ 30% over 2023 EBITDA, the multiple will be 11x.
-
If 2024 EBITDA is >10% and ≤ 20% over 2023 EBITDA, the multiple will be 9x.
-
If 2024 EBITDA is <10% over 2023 EBITDA, the multiple will be 6x.

provided, however, if the 2024 Adsmurai Valuation is less than the Option Floor, then the 2024 Adsmurai Valuation will be deemed to be equal to the Option Floor;

plus

ii. in the event the Skyrocket Acquisition has closed prior to the delivery of the Second Put Option Exercise Notice, (the amount in this subsection ii. is referred to as the “Second Skyrocket Option Payment”): an amount equal to (a) 10% multiplied by (b) EBITDA Skyrocket for calendar year 2024, multiplied by (c) the following multiple:

-
If EBITDA Skyrocket for calendar year 2024 is ≥ 10% over EBITDA Skyrocket for calendar year 2023, the multiple will be 9x.
-
If EBITDA Skyrocket for calendar year 2024 is < 10% over EBITDA Skyrocket for calendar year 2023, the multiple will be 6x.

provided, however, that the Skyrocket Total Option Payment will not exceed the Skyrocket Maximum Amount;

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plus

iii. an amount equal to the Distribution Payment Percentage for the Applicable Distribution Period multiplied by the Distribution Payment;

plus

iv. an amount equal to 20% of the remaining outstanding Credit Amount (together with accrued interest thereon);

less

v. any remaining Downward Closing Adjustment Amount.

(c)
Within 30 calendar days following Entravision’s receipt of the Second Put Option Exercise Notice, Entravision will prepare and deliver, or cause to be prepared and delivered, to the Founders Representative a written statement (the “Second Put Option Valuation Statement”) setting forth (i) Entravision’s calculation of the 2024 EBITDA, (ii) 2022 EBITDA and (iii) based thereon, Entravision’s determination of the Second Put Option Purchase Price; provided, however, that if Entravision has not filed its Form 10-K for the calendar year with the U.S. Securities & Exchange Commission (“SEC”) as of the date of delivery of the First Put Option Exercise Notice, then Entravision’s obligation to deliver the First Put Option Valuation Statement will be extended 30 calendar days or until 10 business days following the filing of such Form 10-K with the SEC, whichever occurs first, but no later than April 30 of each calendar year. Within 20 Business Days following the Founders Representative’s receipt of the Second Put Valuation Statement from Entravision, the Founders Representative, on behalf of the Founders, may elect to withdraw the First Put Option Exercise Notice and not exercise the Second Put Option Right by delivering written notice of such decision to Entravision (the “Second Put Option Rejection Notice”).
(d)
A portion of the Second Put Option Purchase Price equal to 20% of the outstanding Credit Amount (together with its accrued interest) will not be paid to the Founders and will instead be applied as a prepayment against the outstanding Credit Amount (together with its accrued interest) in accordance with the terms of the Credit Line Agreement.
4.
Call Option
(a)
During the period commencing on January 1, 2027 and ending on June 15, 2027 (such period, the “Call Option Period”), Entravision is hereby granted the right and option, but not the obligation, to purchase from the Founders all, but not less than all, of the remaining shares in Adsmurai not owned at such time by Entravision (the “Call Option Shares”) (the “Call Option Right”).
(b)
Entravision may exercise the Call Option Right by delivering written notice of such exercise (the “Call Option Exercise Notice”) to the Founders Representative at any time during the Call Option Period. Upon delivery of a Call Option Exercise Notice in accordance with this Clause 4, each of the Founders will be obligated to sell and transfer to Entravision (or an Affiliate of Entravision as designated by Entravision)), and Entravision (or an Affiliate of Entravision as designated by Entravision)) will be obligated to purchase from the Founders, the Call Option Shares held by such Founder for an aggregate purchase price to be paid to the Founders which will be an amount equal to the following (the “Call Option Purchase Price”):
i.
an amount equal to the Put/Call Percentage multiplied by: (the following product of (a) and (b) referred to as the “Call Option Adsmurai Valuation”) (a) T4Q EBITDA, multiplied by (b) the applicable Option Multiple; provided, however, if the Call Option Adsmurai Valuation is less than the Option Floor, then the Call Option Adsmurai Valuation will be deemed to be equal to the Option Floor;

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plus

ii. in the event the Skyrocket Acquisition has closed prior to the delivery of the Call Option Exercise Notice, (the amount in this subsection ii. is referred to as the “Third Skyrocket Option Payment”): an amount equal to (a) T4Q Skyrocket EBITDA, multiplied by (b) 9, multiplied by (c) the Put/Call Percentage;

provided, however, that the Skyrocket Total Option Payment will not exceed the Skyrocket Maximum Amount;

plus

iii. an amount equal to the Distribution Payment Percentage for the Applicable Distribution multiplied by the Distribution Payment.;

plus

iv. an amount equal to the aggregate outstanding Credit Amount (together with accrued interest thereon);

less

v. any remaining Downward Closing Adjustment Amount.

(c)
Within 30 calendar days following Entravision’s delivery of the Call Option Exercise Notice, Entravision will prepare and deliver, or cause to be prepared and delivered, to the Founders Representative a written statement (the “Call Option Valuation Statement”) setting forth (i) Entravision’s calculation of the applicable T4Q EBITDA, and (ii) based thereon, Entravision’s determination of the Call Option Purchase Price; provided, however, that if Entravision has not filed its Form 10-K for the calendar year with the U.S. Securities & Exchange Commission (“SEC”) as of the date of delivery of the First Put Option Exercise Notice, then Entravision’s obligation to deliver the First Put Option Valuation Statement will be extended 30 calendar days or until 10 business days following the filing of such Form 10-K with the SEC, whichever occurs first, but no later than April 30 of each calendar year.
(d)
A portion of the Call Option Purchase Price equal to the outstanding Credit Amount (together with its accrued interest) will not be paid to the Founders and will instead be applied as a prepayment against the outstanding Credit Amount (together with its accrued interest) in accordance with the terms of the Credit Line Agreement.
5.
Third Put Option
(a)
If Entravision does not exercise the Call Option Right, during the period commencing on July 1, 2027 and ending on September 30, 2027 (such period, the “Third Put Option Period”), the Founders are hereby granted the right and option, but not the obligation, to sell and transfer to Entravision (or an Affiliate of Entravision as designated by Entravision)) all, but not less than all, of their remaining shares in Adsmurai (the “Third Put Option Shares”) (the “Third Put Option Right”). The Founders agree that the Founders Representative shall be able to decide, at its sole discretion, whether or not the Founders shall exercise the Third Put Option Right, for which purposes the Founders hereby grant the Founders Representative with the full power and authority to exercise the Third Put Option Right on their behalf. Any decision by the Founders Representative to exercise the Third Put Option Right on behalf of all the Founders shall be final and binding upon them.
(b)
The Founders may exercise the Third Put Option Right by delivery from the Founders Representative of written notice of such exercise (the “Third Put Option Exercise Notice”) to Entravision at any time during the Third Put Option Period. Upon delivery of the Third Put Option Exercise

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Notice in accordance with this Clause 5, Entravision (or an Affiliate of Entravision as designated by Entravision)) will be obligated to purchase from the Founders, and the Founders will be obligated to sell and transfer to Entravision (or an Affiliate of Entravision as designated by Entravision)), the Third Put Option Shares for an aggregate purchase price which will be an amount equal to the following (the “Third Put Option Purchase Price”):
i.
an amount equal to the Put/Call Percentage multiplied by: (the following product of (a) and (b) referred to as the “Third Put Option Adsmurai Valuation”) (a) T4Q EBITDA, multiplied by (b) the applicable Option Multiple; provided, however, if the Third Put Option Adsmurai Valuation is less than the Option Floor, then the Third Put Option Adsmurai Valuation will be deemed to be equal to the Option Floor;

plus

ii. in the event the Skyrocket Acquisition has closed prior to the delivery of the Third Put Option Exercise Notice, (the amount in this subsection ii. is referred to as the “Fourth Skyrocket Option Payment”): an amount equal to: (a) T4Q Skyrocket EBITDA, multiplied by (b) 9, multiplied by (c) the Put/Call Percentage;

provided, however, that the Skyrocket Total Option Payment will not exceed the Skyrocket Maximum Amount;

plus

iii. an amount equal to the Distribution Payment Percentage for the Applicable Distribution Period multiplied by the Distribution Payment;

plus

iv. an amount equal to the aggregate outstanding Credit Amount (together with accrued interest thereon;

less

v. any remaining Downward Closing Adjustment Amount.

(c)
Within 30 calendar days following Entravision’s receipt of the Third Put Option Exercise Notice, Entravision will prepare and deliver, or cause to be prepared and delivered, to the Founders Representative a written statement (the “Third Put Option Valuation Statement”) setting forth (i) Entravision’s calculation of the applicable T4Q EBITDA, and (ii) based thereon, Entravision’s determination of the Third Put Option Purchase Price; provided, however, that if Entravision has not filed its Form 10-K for the calendar year with the U.S. Securities & Exchange Commission (“SEC”) as of the date of delivery of the First Put Option Exercise Notice, then Entravision’s obligation to deliver the First Put Option Valuation Statement will be extended 30 calendar days or until 10 business days following the filing of such Form 10-K with the SEC, whichever occurs first, but no later than April 30 of each calendar year.
(d)
A portion of the Third Put Option Purchase Price equal to the outstanding Credit Amount (together with its accrued interest) will not be paid to the Founders and will instead be applied as a prepayment against the outstanding Credit Amount (together with its accrued interest) in accordance with the terms of the Credit Line Agreement.
6.
Accelerated Put Option
(a)
For a period of 45 days following the occurrence of a Founder Termination, the

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Terminated Founder shall have the right and option, but not the obligation (the “Accelerated Put Option Right”), to sell and transfer to Entravision (or one or more of its delegates), all, but not less than all, of the share capital of Adsmurai then held by the applicable Founder (the “Accelerated Put Option Shares”).
(b)
The Terminated Founder may exercise the Accelerated Put Option Right by delivery from the Founders Representative of written notice of such exercise (the “Accelerated Put Option Exercise Notice”) to Entravision within 45 days of the occurrence of the Founder Termination. Upon delivery of the Accelerated Put Option Exercise Notice in accordance with this Clause 6, Entravision (or one or more of its delegates if previously agreed between the Parties) will be obligated to purchase from the Terminated Founder, and the Terminated Founder will sell and transfer to Entravision (or one or more of its delegates if previously agreed between the Parties), the Accelerated Put Option Shares for an aggregate purchase price which will be an amount equal to the following (the “Accelerated Put Option Purchase Price”):
i.
An amount equal to the applicable Founder Pro Rata Percentage multiplied by: (the following product of (a) and (b) referred to as the “Accelerated Put Option Adsmurai Valuation”) (a) the Accelerated Put Option Measurement Period EBITDA, multiplied by (b) the Accelerated Put Option Multiple; provided, however, if the Accelerated Put Option Adsmurai Valuation is less than the Option Floor, then the Accelerated Put Option Adsmurai Valuation will be deemed to be equal to the Option Floor;

plus

ii. in the event the Skyrocket Acquisition has closed prior to the delivery of the Accelerated Put Option Exercise Notice, (the amount in this subsection ii. is referred to as the “Accelerated Put Skyrocket Option Payment”): an amount equal to (a) the Accelerated Put Option Measurement Period Skyrocket EBITDA, multiplied by (b) 9, multiplied by (c) the applicable Founder Pro Rata Percentage;

provided, however, that the Skyrocket Total Option Payment will not exceed the Skyrocket Maximum Amount;

plus

iii. an amount equal to the Distribution Payment Percentage for the Applicable Distribution Period with respect only to the applicable Founder multiplied by the Distribution Payment;

plus

iv. an amount equal to the aggregate outstanding Credit Amount (together with accrued interest thereon), multiplied by the applicable Founder Pro Rata Percentage;

less

v. any remaining Downward Closing Adjustment Amount, multiplied by the applicable Founder Pro Rata Percentage.

(c)
Notwithstanding any provision of this Agreement to the contrary, the Accelerated Put Option Right may not be exercised (i) with respect to the First Put Option Shares if the Founder Representative has previously exercised the First Put Option Right or (ii) with respect to the Second Put Option Shares if the Founder Representative has previously exercised the Second Put Option Right.
(d)
Within 30 calendar days following Entravision’s receipt of the Accelerated Put Option Exercise Notice, Entravision will prepare and deliver, or cause to be prepared and delivered, to the

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Terminated Founder a written statement (the “Accelerated Put Option Valuation Statement”) setting forth (i) Entravision’s calculation of the Accelerated Put Option Measurement Period EBITDA and, if applicable, the Prior Period EBITDA, and (ii) based thereon, Entravision’s determination of the Accelerated Put Option Purchase Price; provided, however, that if Entravision has not filed its Form 10-K for the calendar year with the U.S. Securities & Exchange Commission (“SEC”) as of the date of delivery of the First Put Option Exercise Notice, then Entravision’s obligation to deliver the First Put Option Valuation Statement will be extended 30 calendar days or until 10 business days following the filing of such Form 10-K with the SEC, whichever occurs first, but no later than April 30 of each calendar year.
(e)
A portion of the Accelerated Put Option Purchase Price equal to the outstanding Credit Amount (together with its accrued interest) will not be paid to the Founders and will instead be applied as a prepayment against the outstanding Credit Amount (together with its accrued interest) in accordance with the terms of the Credit Line Agreement.
7.
Annual Accelerated Put Option
(a)
Each of the Founders are hereby granted the right and option, but not the obligation (the “Annual Accelerated Put Option Right”), to sell and transfer to Entravision (or one or more of its delegates) all, but not less than all, of such Founder’s remaining shares in Adsmurai (the “Annual Accelerated Put Option Shares”) as provided in this Section 7.
(b)
Each Founder may exercise the Annual Accelerated Put Option Right between January 1st and January 31st of each year, by delivery of written notice of such exercise (the “Annual Accelerated Put Option Exercise Notice”) to Entravision. Upon delivery of the Annual Accelerated Put Option Exercise Notice in accordance with this Clause 7, Entravision (or one or more of its delegates if previously agreed between the Parties) will be obligated to purchase from such Founder, and such Founder will be obligated to sell and transfer to Entravision (or one or more of its delegates if previously agreed between the Parties), the Annual Accelerated Put Option Shares for an aggregate purchase price which will be an amount equal to the following (the “Annual Accelerated Put Option Purchase Price”):
i.
An amount equal to the applicable Founder Pro Rata Percentage multiplied by: (the following product of (a) and (b) referred to as the “Annual Accelerated Put Option Adsmurai Valuation”) (a) the Annual Accelerated Put Option Measurement Period EBITDA, multiplied by (b) the applicable Annual Accelerated Put Option Multiple; provided, however, if the Annual Accelerated Put Option Adsmurai Valuation is less than the Option Floor, then the Annual Accelerated Put Option Adsmurai Valuation will be deemed to be equal to the Option Floor;

plus

ii. in the event the Skyrocket Acquisition has closed prior to the delivery of the Annual Accelerated Put Option Exercise Notice, (the amount in this subsection ii. Is referred to as the “Annual Accelerated Put Skyrocket Option Payment”): an amount equal to (a) the Annual Accelerated Put Option Measurement Period Skyrocket EBITDA, multiplied by (b) 9, multiplied by (c) the applicable Founder Pro Rata Percentage;

provided, however, that the Skyrocket Total Option Payment will not exceed the Skyrocket Maximum Amount;

plus

iii. an amount equal to the Distribution Payment Percentage for the Applicable Distribution Period with respect only to the applicable Founder multiplied by the Distribution Payment;

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plus

iv. an amount equal to the aggregate outstanding Credit Amount (together with accrued interest thereon) multiplied by the applicable Founder Pro Rata Percentage;

less

v. any remaining Downward Closing Adjustment Amount multiplied by the applicable Founder Pro Rata Percentage.

(c)
Within 30 calendar days following Entravision’s receipt of the Annual Accelerated Put Option Exercise Notice, Entravision will prepare and deliver, or cause to be prepared and delivered, to the Terminated Founder a written statement (the “Annual Accelerated Put Option Valuation Statement”) setting forth (i) Entravision’s calculation of the Annual Accelerated Put Option Measurement Period EBITDA as well as the EBITDA for the immediately preceding calendar year or the Prior Period EBITDA, in such event, and (ii) based thereon, Entravision’s determination of the Annual Accelerated Put Option Purchase Price; provided, however, that if Entravision has not filed its Form 10-K for the calendar year with the U.S. Securities & Exchange Commission (“SEC”) as of the date of delivery of the First Put Option Exercise Notice, then Entravision’s obligation to deliver the First Put Option Valuation Statement will be extended 30 calendar days or until 10 business days following the filing of such Form 10-K with the SEC, whichever occurs first, but no later than April 30 of each calendar year.
(d)
A portion of the Annual Accelerated Put Option Purchase Price equal to the outstanding Credit Amount (together with its accrued interest) will not be paid to the Founders and will instead be applied as a prepayment against the outstanding Credit Amount (together with its accrued interest) in accordance with the terms of the Credit Line Agreement.
8.
Common rules of the Options
(a)
The Founders Representative will have 30 Business Days from its receipt of the relevant Valuation Statement from Entravision (the “Objection Period”) to review the relevant Valuation Statement. Upon the expiration of the relevant Objection Period, the Founders Representative will be deemed to have accepted (and will be deemed to have waived all rights with respect to), and will be bound by, the relevant Valuation Statement and the calculation of EBITDA for the Relevant Measurement Period and the relevant Options Purchase Price set forth therein, unless the Founders Representative has notified Entravision in writing of its disagreement with the relevant Valuation Statement prior to the expiration of the relevant Objection Period (the “Objection”), specifying each disputed item (each, a “Disputed Item”) and setting forth in reasonable detail the basis for each Disputed Item. Entravision will have 20 Business Days from the date on which it receives the Objection to review and respond to such Objection (the “Entravision Response”). To the extent Entravision and the Founders Representative are able to negotiate in good faith mutually agreeable resolutions for the Disputed Items, the relevant Valuation Statement will be modified as necessary to reflect such mutually agreed resolution(s). If Entravision and the Founders Representative are able to resolve all Disputed Items, the relevant Valuation Statement and the calculation of EBITDA for the Relevant Measurement Period and the relevant Options Purchase Price set forth therein, as modified by such resolutions, will be deemed final, non-appealable and binding among Entravision, the Founders Representative and the Founders for all purposes of this Agreement.
(b)
If the Founders Representative and Entravision are unable to resolve all Disputed Items within 20 Business Days after delivery of Entravision Response (or such longer period as may be mutually agreed by Entravision and the Founders Representative in writing), then the Disputed Items shall be submitted to the Arbitration Firm, which shall be jointly engaged by Entravision and the Founders Representative, to promptly review the relevant Valuation Statement and resolve such Disputed Items. Entravision and the Founders Representative will request that the Arbitration Firm render its determination

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within 40 days following submission to it of such Disputed Items. The scope of the disputes to be resolved by the Arbitration Firm is limited to the Disputed Items. In resolving any Disputed Item, the Arbitration Firm (i) will determine EBITDA for the corresponding Relevant Measurement Period and the corresponding Options Purchase Price in accordance with the provisions of this Agreement, (ii) may not assign a value to any item greater than the greatest value claimed for such item by either Entravision or the Founders Representative or less than the smallest value claimed for such item by either Entravision or the Founders Representative and (iii) will base its determination solely on written materials submitted by Entravision and the Founders Representative (and not on any independent review). Furthermore, the Parties acknowledge and agree that the Arbitration Firm shall have the sole and exclusive authority to resolve the Disputed Items even if the resolution of legal issues is required to resolve the Disputed Items. The Parties further agree that the Arbitration Firm shall also have the sole authority to determine whether any such legal issues exist and, to the extent they do, to retain and consult with legal counsel of Arbitration Firm’s choosing with respect to legal conclusions or judgments arising from the Disputed Items, provided that the Parties agree that such legal counsel shall not have any material commercial or professional relationship with any of the Parties. The costs of any fees and expenses of the Arbitration Firm will be borne in equal parts by the Founders and Entravision. The Arbitration Firm will deliver to Entravision and the Founders Representative a revised relevant Valuation Statement setting forth the updated calculation of EBITDA for the corresponding Relevant Measurement Period and the relevant Options Purchase Price, as modified by the Arbitration Firm’s final determinations, which will be deemed final, non-appealable and binding among the Parties hereto for all purposes of this Agreement (absent manifest error or fraud), and upon which a judgment may be rendered by a court of competent jurisdiction, and will not be subject to further appeal or review.
(c)
For purposes of complying with the terms of this Clause 7, each Party hereto (i) will cooperate with and make available to the other Parties and its representatives information, records, data and working papers as reasonably requested in connection with the analysis of the relevant Valuation Statement and the resolution of the Disputed Items so long as directly relevant to such analysis, and (ii) will permit access to its facilities and personnel, upon advance written notice of not less than two Business Days and during normal business hours, in each case as may be reasonably requested in connection with the analysis of the relevant Valuation Statement and the resolution of the Disputed Items so long as directly relevant to such analysis; provided, however, (A) in no event will any of the Parties be required to produce information that cannot be provided through such Party’s accounting or Tax reporting methods, policies and reporting systems in the Ordinary Course of Business, (B) the provision of any information or access pursuant to this Clause 78 will be subject to execution of confidentiality agreements as requested by the applicable Party, and (C) nothing in this Clause 87 will require any party to disclose information that is subject to any applicable privilege, including, without limitation, attorney-client privilege or the privilege of attorney work product.
(d)
Unless mutually agreed by the Founders Representative and Entravision in writing, the consummation of the sale and transfer of the Option Shares pursuant to this Agreement will occur on a date (the “Options Closing Date”) determined by mutual agreement by the Parties, but in no event more than 30 days after final determination of the relevant Options Purchase Price pursuant to this Agreement, as applicable. On the relevant Options Closing Date, (i) Entravision and the Founders will execute a public deed substantially in the form of Exhibit 8(d) before a Notary Public nominated by Entravision to formalize the sale and transfer of the Option Shares to Entravision (or one or more of its delegates), and (ii) subject to the provisions of Clauses 2(d), 3(d), 4(d), 5(d), 6(e) and 7(d), Entravision will pay the corresponding Options Purchase Price, as finally determined pursuant to this Agreement; and (iii) Entravision and the Founders will perform any further actions mutually agreed or required to formalize the sale and transfer of the applicable Option Shares under applicable Spanish common Law (derecho común español).

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9.
Certain Covenants.
(a)
Set-off. The Parties acknowledge and agree that Entravision may, in its sole and absolute discretion, elect to set-off any amounts due and payable by Entravision to Founders under this Agreement, by any amount which Founders (or any of them) are obligated to pay to Entravision under this Agreement, the Credit Line Agreement, the Purchase Agreement (including any indemnification obligations arising thereunder) or any of the other Ancillary Agreements, provided for the avoidance of doubt that such amounts have become due and payable by each of the Founders pursuant to the terms of this Agreement, the Credit Line Agreement, the Purchase Agreement or any of the other Ancillary Agreements, as applicable. Such right of set-off shall be in addition to any other rights or remedies which Entravision may have relating to such amounts owing by Founders (or any of them) to Entravision.
(b)
Approval of transfer of Option Shares. Entravision and each of the Founders hereby authorize and approve the transfer of the Option Shares pursuant to the Options in the terms set forth in this Agreement and undertake to authorize and approve again, as necessary in the future, such transfer.
(c)
Liquidity event. In the event that Entravision has not exercised the Call Option Right nor the Founders have exercised the Third Put Option Right under the Options Agreement in the terms set forth therein, the Parties agree that the Drag-Along Right provisions included in the Shareholders’ Agreement shall start to apply to the remaining Shares held by the Founders from October 1st, 2027 onwards.
(d)
Covenants. The Parties acknowledge and agree that no Party is making any implied or express covenant relating to the operation of the Business after the Closing Date to any other Party.
10.
Representations and Warranties of the Parties. The Founders and Entravision will grant, respectively, as of the relevant Options Closing Date, the representations and warranties included in the form of transfer deed of the Option Shares attached hereto as Exhibit 10.
11.
Miscellaneous.
(a)
Termination. This Agreement shall terminate on (i) the relevant Options Closing Date, or (ii) upon the expiration of the Third Put Option Period.
(b)
No Assignment. Neither this Agreement nor any right, interest or obligation under this Agreement may be assigned or delegated by any Party to this Agreement by operation of Law or otherwise without the prior written consent of the other Parties to this Agreement and any attempt to do so will be void, except that Entravision may assign and delegate any or all of its rights, interests and obligations under this Agreement (including Entravision’s right and obligation to purchase the Option Shares hereunder), to any Affiliate as long as such Affiliate agrees in writing to be bound by all of the terms, conditions and provisions contained in this Agreement and Entravision remains as jointly and severally liable (responsable solidario) of all obligations herein. The terms, conditions and provisions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors, permitted assigns, heirs, executors and administrators of the parties to this Agreement.
(c)
Headings. The headings contained in this Agreement are included for purposes of convenience only, and do not affect the meaning or interpretation of this Agreement.
(d)
Entire Agreement. This Agreement, the Credit Line Agreement, the Purchase Agreement and the other Ancillary Agreements, including all exhibits, annexes and schedules hereto and thereto, constitute the entire agreement of the Parties hereto with respect to the subject matter hereof and

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supersede all prior agreements, term sheets, letters of interest, correspondence (including e-mail) and undertakings, both written and oral, between the Company or the Founders, on the one hand, and Entravision, on the other hand, with respect to the subject matter hereof.
(e)
Amendment. Entravision and the Founders may cause this Agreement to be amended at any time by execution of an instrument in writing signed on behalf of Entravision and the Founders Representative.
(f)
Construction. In the event an ambiguity or question of intent or interpretation arises, then this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Unless otherwise indicated to the contrary herein by the context or use thereof: (i) any reference to any federal, state, local or foreign statute or law will be deemed also to refer to all rules and regulations promulgated thereunder; (ii) all references to the preamble, recitals, clauses, articles, exhibits or schedules are to the preamble, recitals, clauses, articles, exhibits or schedules of or to this Agreement; (iii) the words “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole and not to any particular clause or paragraph hereof; (iv) masculine gender also includes the feminine and neutral genders, and vice versa; (v) words importing the singular shall also include the plural, and vice versa; (vi) “or” is used in the inclusive sense (and/or) and the words “include” and “including” and variations thereof shall not be deemed to be terms of limitation but rather shall be deemed to be followed by the words “without limitation”; and (vii) all references to “$” or dollar amounts are to lawful currency of the United States of America.
(g)
Severability. If any provision of this Agreement or the application of any provision of this Agreement to any Party or circumstance is, to any extent, adjudged invalid or unenforceable, then the application of the remainder of such provision to such Party or circumstance, the application of such provision to other parties or circumstances, and the application of the remainder of this Agreement shall not be affected thereby. The Parties shall negotiate to replace any provision of this Agreement adjudged invalid or unenforceable with another valid and enforceable provision that would implement the original intent of the Parties to the maximum extent permitted by applicable Law.
(h)
Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given in accordance with the “Notices” Clause of the Purchase Agreement, which is incorporated herein by reference.
(i)
Third Party Beneficiaries. Each Party intends that this Agreement does not benefit or create any right or cause of action in or on behalf of any person other than the parties.
(j)
Governing Law. This Agreement shall be governed and construed in accordance with Spanish common law.
(k)
Jurisdiction. The Parties to this Agreement hereby irrevocably submit, expressly waiving any venue to which they may be entitled, to the jurisdiction of the Courts and Tribunals of the capital city of Barcelona for the hearing and resolution of any claim which may arise from the performance or interpretation of this Agreement.
(l)
Further Assurances. From and after the date of this Agreement, at the request of Entravision, the Founders will reasonably cooperate with Entravision, will take (or cause to be taken) all actions, and do (or cause to be done) all things necessary, appropriate or desirable, and will execute and deliver (or cause any of its Affiliates to execute and deliver) to Entravision (or one or more of its delegates, as applicable) at no cost for the Founders such additional instruments, conveyances, assurances and other

Execution version

documents, in order to carry out the provisions of this Agreement, implement the transactions contemplated by this Agreement and to consummate and make effective, in the most expeditious manner practicable, the sale, assignment and transfer of the Option Shares pursuant to this Agreement, as applicable (subject to the terms and conditions set forth herein). Without limiting the generality of the foregoing, each Party hereto covenants and agrees that, subsequent to the execution and delivery of this Agreement, if required by or desirable under applicable Laws, it shall, and shall cause its relevant Affiliates to, execute and deliver any further legal instruments and perform such acts which are, or may become necessary to effectuate the purposes of this Agreement as it relates to Spain or any other jurisdiction in which the Company or any of its Subsidiaries conducts the Business and any legal requirements, including the execution and delivery of any local transfer agreements and/or local transfer deeds.
(m)
Counterparts; Electronic Transmission. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and enforceable against the parties to this Agreement that execute such counterparts, but all of which together shall constitute one and the same instrument.
(n)
Notarization. Notwithstanding the above, the Parties agree to appear today before the Spanish Notary of Barcelona, Mr. Emilio Roselló Carrión to raise this Agreement to public deed.
(o)
Founders Representative. Each Founder hereby irrevocably appoints WUSTCO, S.L.U., duly represented by Mr. Otto Christof Wüst Acedo (the “Founders Representative”) as its sole and exclusive agent, representative and attorney-in-fact (apoderado) for each such Founders, for and on behalf of each such Founders, with full power and authority to represent each Founders and such Founder’s successors and assigns with respect to all matters arising under this Agreement and all actions taken by the Founders Representative under this Agreement will be binding upon each such Founders and such Founder’s successors and assigns as if expressly ratified and confirmed in writing by each of them. Without limiting the generality of the foregoing, the Founders Representative has full power and authority, on behalf of each Founders and such Founder’s successors and assigns, to (a) interpret the terms and provisions of this Agreement, (b) exercise the Put Options Rights, (c) settle all matters arising under this Agreement, including resolving any questions and making any determinations regarding the Options Purchase Price, (d) negotiate and compromise any dispute that may arise under this Agreement, (e) sign any releases or other documents with respect to any such dispute, (f) receiving services of process upon the Founders, (g) executing and delivering to Entravision or any other person on behalf of any of or all of the Founders any and all instruments, certificates, documents and agreements called for by this Agreement and the transactions contemplated hereby and thereby; (h) receiving or providing notices on behalf of the Founders with respect to any matter or legal proceeding arising out of or relating to this Agreement, (i) taking all actions necessary or appropriate in the judgment of the Founders Representative on behalf of the Founders in connection with this Agreement and (j) in connection with any of the foregoing actions, engaging and hiring accountants, auditors, appraisers, legal counsel and other legal and financial experts as may be necessary and appropriate properly to discharge the Founders Representative’s duties and obligations hereunder. The Founders Representative shall be entitled to exercise these faculties event if by doing so it incurs in self-contracting, multirepresentation or conflict of interest. A Founders will be deemed a party or a signatory to any agreement, document, instrument or certificate for which the Founders Representative signs on behalf of such Founder. All decisions, actions and instructions by the Founders Representative, including exercising the Put Options Rights and determining the Options Purchase Price, will be conclusive and binding on each Founders and no Founder has the right to object, dissent, protest or otherwise contest the same. In particular, the Parties acknowledge that it is an essential element of this Agreement that the Founders Representative shall be entitled to take all decisions related to the Call Right, the Put Right and the Accelerated Put Option Right (including the exercise of such rights and the relevant purchase prices) on behalf of the Founders, and the Founders undertake to comply with all the decisions taken by the Founders Representative in connection with the foregoing.

Execution version

The Founders shall hold harmless Entravision from and against any Losses (as defined in the Purchase Agreement) that it may suffer or sustain as the result of any claim by any person that an action taken by the Founders Representative on behalf of the Founders is not binding on, or enforceable against, the Founders. Entravision has the right to rely conclusively on the instructions and decisions of the Founders Representative as to the final determination of the Options Purchase Price or any other actions required to be taken by the Founders Representative hereunder, and no Party hereunder will have any cause of action against Entravision for any action taken by Entravision in reliance upon the instructions or decisions of the Founders Representative.

The Founders Representative shall not be liable to any Founder for any act of the Founders Representative taken in good faith and in the exercise of its reasonable judgment and arising out of or in connection with the acceptance or administration of its duties under this Agreement, except to the extent any Losses actually incurred by such Founder as a proximate result of the gross negligence or bad faith of the Founders Representative. The Founders Representative shall be entitled to recover from the Founders any out-of-pocket costs and expenses reasonably incurred by the Founders Representative in connection with the actions taken by the Founders Representative with respect to this Agreement (including the hiring of legal counsel and the incurring of legal fees and costs).

[Signature Pages Follow]

Execution version

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the date first written above.

Entravision COMMUNICATION CORPORATION

By: /s/ Blanca Puyol Martínez-Ferrando

Name: Blanca Puyol Martínez-Ferrando

Title: Attorney

NAI-1533557262v27

Execution version

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the date first written above.

FOUNDERS:

WUSTCO, S.L.U.

By: /s/ Otto Christof Wüst Acedo

Name: Mr. Otto Christof Wüst Acedo

Title: Sole director

IKIGAI MES, S.L.U.

By: /s/ Marc Elena Soler

Name: Mr. Marc Elena Soler

Title: Sole director

NAI-1533557262v27